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                                                                    EXHIBIT 99.2

             STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER OF PIER 1 IMPORTS, INC. REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

         I, Charles H. Turner, Executive Vice President, Chief Financial Officer and Treasurer of Pier 1 Imports, Inc. ("Pier 1" or the "Company"), state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Pier 1, and, except as corrected or supplemented in a subsequent covered report:

              o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

              o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

              o The Company's Annual Report on Form 10-K for the year ended March 2, 2002 filed with the Commission on May 30, 2002;

              o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Pier 1 filed with the Commission subsequent to the filing of the Form 10-K identified above; and

              o    any amendments to any of the foregoing.



/s/ Charles H. Turner
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Charles H. Turner

October 10, 2002

Subscribed and sworn to before me this 10th day of October, 2002

/s/Deanna L. Neal
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Notary Public

My Commission Expires: 05/23/06
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